Rule 497(k)

Registration Nos. 333-125751 and 811-21774

FIRST TRUST EXCHANGE-TRADED FUND
(the “Trust”)

FIRST TRUST DOW 30 EQUAL WEIGHT ETF
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 14, 2020

The Board of Trustees of First Trust Exchange-Traded Fund (the “Trust”) has approved a transaction to combine the First Trust Mega Cap AlphaDEX® Fund (“FMK”), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the Nasdaq AlphaDEX® Mega Cap Index with the Fund. Pursuant to this transaction, FMK shareholders will become shareholders of the Fund.

In order for the transaction to occur, the shareholders of the Fund and shareholders of FMK must approve the transaction. If approved, shares of FMK would be exchanged, on a tax-free basis for federal income tax purposes, for shares of the Fund with an equal aggregate net asset value, and FMK shareholders will become shareholders of the Fund.

A special meeting of shareholders of the Fund for the purpose of voting on the transaction will be held. If the required approval is obtained, it is anticipated that the transaction will be consummated shortly after the special shareholder meeting.

The Fund will continue sales and redemptions of shares as described in the Fund’s prospectus. Holders of shares of the Fund purchased after the record date set for the special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE